Exhibit 99.1

Transcript of Recorded Call:

Aaron Day and Mike Pruitt: On Becoming Amazing

December 20, 2024

Full video and transcript are available at https://www.amaze.co/aaron-day-and-mike-pruitt-on-becoming-amazing

[ 00:00:02 ] All right. Welcome, everyone, to a conversation today between myself, Mike Pruitt, the Chairman and Interim CEO of Fresh Vine Wine, and Aaron Day, the CEO of Amaze. To get started here, I wanted to just give a little update in terms of the Fresh Vine side. As many of you know, on August the 24th of 2023, we announced publicly that we engaged Oak Ridge Financial out of Minneapolis to explore strategic options. And on October 15th, we announced a letter of intent to merge with Amaze Software, and we completed the definitive agreement and announced that on November the 4th. So today, we thought it'd be appropriate for us, Aaron and myself, to introduce the opportunity that we see to combine and develop a new business model that we're going to be using in the future.

[ 00:00:53 ] In our two companies together. And I wanted to take the time now to introduce you to Aaron Day, the CEO of Amaze. So I'm Aaron Day. I'm the CEO of Amaze Software. Amaze Software is the parent company for Amaze Studio, Spring by Amaze, and Teespring.com, which is a global marketplace. And just a little bit about me personally, married with three wonderful kids, and life couldn't be better at this time, Mike. So, well, congratulations. And Aaron, I'm aware and know that you had a very successful career prior to joining Amaze and being on this opportunity. What excited you to get involved and come in and run Amaze? I was brought into Amaze. It was previously known as Famous Industries by a group of investors, pretty powerful investors.

[ 00:01:46 ] I was working as a global partnership business lead at Canva. And, and my job at Canva was integrate design software into social platforms, e-commerce platforms around the world. And, and the opportunity came up, a couple of the investors reached out to me and said, 'We have, we have this exciting opportunity.' We have this tech platform that we've invested a lot of money in. We think it has a lot of potential. We need the right leader. I looked at it, decided it was, it was the right thing to do. Joined, joined as sort of the CEO, but sort of as the, as the founder, because it was, there really wasn't an existing business. It was just a tech stack.

[ 00:02:27 ] And then myself and a few people that we brought on board decided that the main, the main sort of market to address was what we call social commerce, creator-powered commerce, and really go after that with, with everything we have. And it's been an amazing experience so far, three years in and a really, really, really exciting journey so far, Mike. What, you know, what, what actually does Amaze do? And what is the three, which I said, I see on the deck that we put out. And for those of you who haven't seen it with the company filed, both Fresh Vine and Amaze, a PowerPoint and an AK, a couple of weeks ago. And you, you, you mentioned in there, we have the three silos that we call in terms of the businesses, you know, studio by Amaze, Spring by Amaze, and Teespring.

[ 00:03:17 ] What are each of those do? And then also I noticed that we have within the, within the, within the, within the, within the, within the, within the, within the, within those three revenue streams with each of those, you know, opportunities. Studio by Amaze is a design software. It is targeted towards the B2B space. So what happens in, in studio by Amaze is over the last five or six years, the entire e-commerce world has went sort of to a headless technology stack. So you have all these different layers of components in e-commerce technology. Amaze studio acts as the design software that, sits on top of the, of that stack. So, so lots of agencies, lots of performance marketing companies come in. They use Amaze studio to connect to CMS tools.

[ 00:04:04 ] So catalog management systems. And, and then they design through a template-driven system, a no-code system, selling pages, landing pages, jump pages. And what's beautiful about Amaze Studio is that it's all no code. So basically once you create a, once you create a template, for a social, a social selling page or a jump page, the, the, the template automatically connects with the, the middleware and a commerce engine. So that's a B2B software. We, we have over a hundred thousand users of that software creating millions and millions of social media commerce pages annually for large companies, but it's purely for the most part, there's a few B2C users, but it's, it's mainly a B2B platform. Okay. And then that, that platform's revenue, new model is a freemium model.

[ 00:04:53 ] So very much like a Canva system where you can come in, you can start using the product for free. And then as you want more of the services, more of the premium features, you have to pay a monthly subscription for the studio product. Then we have the Spring by Amaze social commerce platform. We call, we call it creator-powered commerce. It's our sort of go-to market strategy. What, what, what spring by Amaze does is, it is enables creators on social media platforms to create an integrated selling experience in the social media platform, but you can also use it as a traditional e-commerce store that can be embedded anywhere, whether it's a website, an SMS text, an email campaign. And what's, what's beautiful about that is that it, you know, it's making selling easier.

[ 00:05:40 ] So as a creator, you're focused on creating beautiful content. You're, you're focused on building a community but you need to monetize. So we've really focused on spring by Amaze being this really simple way, to allow creators to monetize at a, at a more sustainable level and, and making it really simple so that anyone can do it. And then the last component is, is the Teespring marketplace. And this is exciting. We've spent most of the year rebuilding the Teespring marketplace. It's just launching right now. The idea around the Teespring marketplace is it's a global marketplace for creators and artists and designers to share really unique content via digital and physical platforms. And what it really does for us is if you think about our business, it's that we have millions of creators coming onto our platform from all over the world.

[ 00:06:30 ] Some of them have a social following. Some of them have a, a, a, an established, you know, community of people who, who follow them. Some of them don't, some of them are up and coming, and but yet they still create really, really great content. And so that content can be converted into products, and that product, and then we can use the marketplace to accelerate their reach. So the marketplace is fundamental to our business because, because it allows the long tail of our creator business to basically reach an audience that they wouldn't reach normally, or wouldn't have enough money to reach because they don't have enough money to do paid media and marketing and things like that. On the Spring by Amaze platform and the Teespring platform, the, the revenue buckets are primarily there's, there's probably two buckets.

[ 00:07:15 ] There's the, the, the revenue we, we get from the GMV, the, the gross merchandise value, where we, we take a, a revenue share on everything that's sold on the platform. And then we do have subscriptions and managed service where we, we, we get revenue from the sellers for things like managing always on marketing, design services, creative services, brand services, things like that. We, we really are focused on helping all of these creators become the next generation of brands. And so that's, that's how we're set up. And, and it flows very nicely through, through the ecosystem from a, an up-and-coming creator to a very, a very seasoned experience creator with millions of followers. So tell me about how a creator on the platform discovers us and starts the process of using the platform.

[ 00:08:03 ] Let me use YouTube for an example. YouTube is one of our premium partners. So if I'm on YouTube today and I'm creating content and for, for everyone out there that doesn't exactly know what it means to be a creator today, a creator basically is

a, is a classification of anyone who's creating social media content, on a social media platform and connecting it with a fan base. And you're using that to build community, using that to build a brand awareness. And so on platforms like YouTube and Twitch and other platforms you see out there, you see is that the platforms have different monetization layers. So for us, when you get to 500 subscribers on YouTube, a little button pops up and says, would you like to earn?

[ 00:08:47 ] And that button then says, once you click that button, and I'm interested, Hey, I've got a, I've got enough subscribers now to fall within this opportunity. It then says, what would you like to sell? And would I like to sell a one-off product? What we call your own branded product, or would you like to do an affiliate deal? So if you want to create your own brand, most of the time you come to us and then we basically allow you through our, our launcher and our design software and our large catalog of products to create a whole bunch of different things that you can actually sell. That are your branded products, whether it be apparel, jewelry, home decor, digital products. And we, we, we help you get started. You, you launch a product.

[ 00:09:32 ] And then what's beautiful is because we're integrated with the social media platforms. Once you've created that selling experience, whether it's an e-commerce store or a listing, you can then take that store, that listing in that store, and you can integrate it back into the product shelf on the social media platform. And what, what, what's great about that for, for creators that are, that are trying to grow their, their business and their brand is that every time you create content now going forward, that product shelf and that store rides along. And so now I've, I've dramatically reduced my exposure costs, my marketing costs to, to bring awareness of my, my product, my brand to everybody who views my, my content digitally.

[ 00:10:09 ] Because we're on social media and because those stores are integrated and most of those stores say powered by Amaze or powered by Spring by Amaze, you then, we then see tremendous referral traffic. So the second largest way we get creators on our platform is through referrals, either realizing who created the store or through just that creator saying, 'Hey, look at my store.' And thank you to Amaze for supporting my monetization efforts. When you think about the next three years, what gets you excited about the creator econ space and the overall opportunity that we have in front of us? For everyone out there who truly understands social commerce, they understand that it's a massive space.

[ 00:10:53 ] It's just going to get, it's going to get much bigger. It's where people view content every day. Everyone around the world who has a mobile device, views content from some sort of social media feed and as they view that content, they're getting suggestions all the time. So why not logically, take all the suggestions and make it a selling opportunity. Fans are viewing your content where the fans want. I mean, the fans decide. And, so being forced to have a commerce experience that is proprietary to the social platform is very, very difficult, right? It creates a ton of extra work for the creator because now they have to think about, a selling experience in each one of those platforms.

[ 00:11:40 ] So I think over the next three years, it's going to be very interesting dynamic to see the sort of, battle, you know, continue on how creators work with the platforms that host the communities and how they work with the commerce engines that drive the commerce in those communities. So that's, it's a very exciting for us. And I think Amaze is positioned greatly there because, you know, we have over 14 million creators already on our platform. We're getting thousands a day coming in. So we have a ton of data understanding the needs and wants and sort of just the, what needs to happen to allow that creator powered commerce to expand. Yeah.

[ 00:12:19 ] I was kind of surprised myself to learn that, how big it is worldwide, the opportunity. And it was really shocking for me that India was the number one place in the world today for people who have this creator, this audience that the people trying to make a living, off their audience and I feel like the fact that it's got 137 million in the article that I wrote versus the U. S. having just under 40 million is shocking. And so I think it's highly encouraging that the people who are watching this to know that, all the, you know, we are international, we are in places all over the world. I'd love for you to share about.

[ 00:13:01 ] There's two reasons people today create social media content. The first reason they create social media content is to build a community. The second reason they create social media content is, is to educate. Today, creators from over a hundred countries use the Amaze platform. They come in, they create content, they create products, they create a selling experience and they sell. But for us to really optimize the selling experience and allow the creator to make money, we need to have product being fulfilled from Amaze locally so that we reduce the shipping time. We do reduce the shipping costs. We allow for the localization to happen more, more relevant products to those communities.

[ 00:13:47 ] So we have to go into a country like India, like Mexico, like Australia, and you have to integrate into the supply chain. It's not an easy thing. So, you could just connect to some random third-party supplier, but to really, really do this right, you need to do a deep integration and think about logistics, supply chain, payment gateways, tax implications, all the different things that you need to run a business. Because what Amaze does basically is it helps millions of people run their business online. And listening to you. It's easy to understand why Fresh Vine Wine would want the opportunity to merge with Amaze. Because what was attractive to you from Amaze's standpoint to merge with Fresh Vine Wine, which started or got with an organic wine less sugar, less tannins tastes great, and still does today selling in both direct to consumer as well as in places like Whole Foods.

[ 00:14:42 ] When we were introduced to Fresh Vine Wine and to you, Mike, there was a light bulb that went off in my head, because, from our standpoint, we interview the millions and millions of creators that we have on our platform every year, every month, every quarter, we're always talking to them and we're always asking them, what do you want to sell? Then at the same time, we collect so much data on the creators and the fans that are in our platform. We're asking the fans, what would you like the creators to sell? And, always in the top three, or top five of our polling is the creators would like to launch their own private label wine or wine and spirits brand.

[ 00:15:24 ] And so we get a tremendous amount of ask for it. But, as you know, from running a direct-to-consumer wine company, getting FTC clearance, getting the infrastructure, thinking about all the supply chain, it's not easy to do. So for us thinking about the fact that we could, we could potentially start to offer to, hundreds, thousands, you know, lots of creators, the potential to create their own, either, own wine label or own hybrid wine label, was a really, really intriguing thing. The second thing about this is that look at the, the movement, on direct-to-consumer in the United States for wine and spirits. The United States is very archaic when it comes to spirits distribution, it goes to this wholesale layer.

[ 00:16:12 ] It's all these different layers and all these different regulations. But what Fresh Vine has done. Is it's been a leader in thinking about how to allow a brand get to a consumer in a very intimate way, very simple way. Right. And so for us, we look at it and go, if we take all the volume, all the traffic that we have, the millions and millions and millions of people who come into our stores, you know, every day, every month, and think about that data that we have and say, okay, we're going to help accelerate the awareness of Fresh Vine Wine. It's a double bonus for us, right?

[ 00:16:48 ] We think we can at no cost or very low cost rapidly increase, the revenue of Fresh Vine Wine. And at the same time, we get a supply chain of wine and a system for selling wine direct to consumers into the Amaze platform that allows us to turn on creators. The response so far, since we announced this and the definitive agreement, has been tremendous. Creators are very happy. They're coming through the door right now, excited to get going. So we're expecting 2025 to be a very fun year watching lots of creators launch their own, wine lines. You know, as we know, Fresh Vine Wine today is publicly traded on the New York Stock Exchange, American.

[ 00:17:29 ] And what made me, Aaron, as the CEO of Amaze, want to go public because, in the end, up by our merger, you know, amazed will become the public entity. Very interesting dynamic over the last couple of years. With the hangover effect of COVID. The creator economy, overall, saw a pretty massive squeeze in liquidity starting in around April, May of 2023. So, Amaze was launched in late 2021, you know, as the rebrand from the company that we took that I took over and we saw a rapid growth, I mean, with the growth we experienced in the first two years was tremendous. We had a great group of investors behind us supporting us, but then we went into this period of time where

[ 00:18:17 ] the private investing world, the VC world, for whatever reason, and this is a long topic, the funding just dried up. We were lucky to be one of the few companies in 2023 to raise some money, but it just became very clear in the early middle of 2023 that for the next 18 to 24 months, raising the proper funds you needed to keep growing at the pace we were growing in the private sector was going to be very difficult. We looked at a lot of options. We explored a lot of options, but then what we realized, which was an interesting 'aha' moment for us, was that we weren't the only ones struggling to find the growth capital we needed to keep up the massive growth we were experiencing.

[ 00:19:03 ] There are hundreds, if not thousands, of other really, really great tech companies that have sprung up and product companies that have sprung up; not just technology companies, but product companies. All these new product innovations that are coming out, and so many of them are starved for cash. We looked at it and said, 'Look, we have significant value here in really enhancing the creator economy and creator power of commerce going forward because we have massive distribution.' We have a global platform. If we can just bring a liquidity vehicle to this space, we ought to be able to really rapidly consolidate and bring some really great technology to the company. Through partnerships and other forms. We looked at it and said, look, what's the best way to do this?

[ 00:19:48 ] The best way to do this after talking to all of our investment banking partners and all of our friends and everyone that we value was like, look, let's become a public company. Let's show the value of this business in a public setting. Then let's use that public footing to actually help this space grow at a faster pace. Maybe, what we also do as a side bonus here is maybe get some of the private investors to wake up a bit and come back into the space because it is a very exciting space. The TAM is huge. It's definitely moving at a rapid pace. We just need to get the funding vehicles back into the space. We want to be a major player in helping that happen. It's an exciting place to be.

[ 00:20:32 ] I look forward to us together, along with the amazing team that you've put together, growing this business in the future as we're growing it today. Partnerships that even in this very brief time that we brought together based on this news, people we know from the Fresh Vine side, obviously people you know, super exciting to see the new tagline of becoming amazing, being amazing. I look forward to together creating this amazing business for the shareholders of Fresh Vine Wine, soon to be those same shareholders of Amaze that will become Fresh Vine shareholders. I look forward to it. I'm sure we both share by wishing everybody a great holiday season over the next couple of weeks because we're getting up there. I know you have a young kid and granddaughter. This is a special time of year for everyone. With that, let's bring it to a close and let's go make stuff happen. Great. Thanks, Mike. I appreciate it. Happy holidays, everybody.

Forward-Looking Statements

This transcript contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified using words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning. These forward-looking statements address various matters including statements regarding the timing or nature of future operating or financial performance or other events. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Among these risks and uncertainties are those set forth in Fresh Vine’s annual report on Form 10-K for the year ended December 31, 2023, and subsequently filed documents with the SEC. In addition to such risks and uncertainties, risks and uncertainties related to forward-looking statements contained in this transcript include statements relating to Fresh Vine’s business and the pursuit of Fresh Vine’s strategic options, including the proposed business combination with Amaze Software. Actual results may differ materially from those indicated by such forward-looking statements as a result of various factors, including without limitation: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Fresh Vine’s securities; (ii) the failure to satisfy the conditions to the consummation of the Business Combination, including the adoption of the Business Combination Agreement by the stockholders of Fresh Vine; (iii) the receipt of certain governmental and regulatory approvals; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination or abandonment of the Business Combination Agreement; (v) the potential effect of the announcement or pendency of the Business Combination on Amaze’s or Fresh Vine’s business relationships, performance and business generally, including potential difficulties in employee retention; (vi) risks that the Business Combination disrupts current plans and operations of Fresh Vine or Amaze; (vii) the outcome of any legal proceedings that may be instituted against Fresh Vine related to the Business Combination Agreement or the Business Combination; (viii) the risk that Fresh Vine will be unable to maintain the listing of Fresh Vine’s securities on NYSE American; (ix) the risk that the price of Fresh Vine’s securities, or the price of Pubco Common Stock following the closing, may be volatile due to a variety of factors, including changes in the competitive industries in which Fresh Vine or Amaze operates, variations in performance across competitors, changes in laws and regulations affecting Fresh Vine’s or Amaze’s business and changes in the capital structure; (x) the inability to implement business plans, forecasts, and other expectations after the completion of the Business Combination and identify and realize additional opportunities; (xi) the risk of changes in applicable law, rules, regulations, regulatory guidance, or social conditions in the countries in which Amaze’s customers and suppliers operate in that could adversely impact Amaze’s operations; (xii) the risk that Fresh Vine and/or Amaze may not achieve or sustain profitability; (xiii) the risk that Fresh Vine and/or Amaze will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; and (xiv) the risk that Fresh Vine and/or Amaze experiences difficulties in managing its growth and expanding operations. A further description of the risks and uncertainties relating to the business of Fresh Vine is contained in Fresh Vine’s most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q, as well as any amendments thereto reflected in subsequent filings with the SEC. Fresh Vine cautions investors not to place considerable reliance on the forward-looking statements contained in this transcript. You are encouraged to read Fresh Vine’s filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this transcript speak only as of the date of this document, and Fresh Vine undertakes no obligation to update or revise any forward-looking statements as a result of new information, future events or changes in its expectations.

ADDITIONAL INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT

This communication is being made in respect of the proposed transaction between Fresh Vine and Adifex Holdings LLC, a Delaware limited liability company (“Company”), pursuant to which the Company and its future subsidiary Amaze Software will become subsidiaries of Fresh Vine, or its successor entity. In connection with the proposed transaction, Fresh Vine, or its successor entity, will file with the SEC a Registration Statement on Form S-4 that will include the Joint Proxy Statement of Fresh Vine and Company and a Prospectus of Fresh Vine, as well as other relevant documents regarding the proposed transaction. A definitive Joint Proxy Statement/Prospectus will also be sent to Fresh Vine stockholders and Company members.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND FRESH VINE, THE COMPANY AND AMAZE SOFTWARE.

A free copy of the Joint Proxy Statement/Prospectus (when it becomes available), as well as other filings containing information about Fresh Vine, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Fresh Vine by accessing Fresh Vine’s website at www.ir.freshvinewine.com, by directing a request to Fresh Vine Stockholder Relations Manager, Mike Pruitt, at Fresh Vine via PO Box 78984 Charlotte, NC 28271, by calling 707.578.2238 or by sending an e-mail to mp@freshvinewine.com.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Participants in the Solicitation

Fresh Vine, Company, and Amaze Software and certain of their respective directors, executive officers or other members of management may be deemed to be participants in the solicitation of proxies from Fresh Vine’s stockholders and Company members in connection with the proposed transaction. Information regarding Fresh Vine’s directors and executive officers is contained in Fresh Vine’s definitive proxy statement on Schedule 14A, dated November 6, 2023 and in certain of its Current Reports on Form 8-K, which are filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Joint Proxy Statement/Prospectus regarding the proposed transaction when it becomes available. Investors should read the Joint Proxy Statement/Prospectus carefully when it becomes available before making any voting or investment decisions.  Free copies of these documents may be obtained as described in the preceding paragraph.